CERTIFICATE OF NAME CHANGE
AMENDMENT
TO
DECLARATION OF TRUST
OF
NUVEEN PREFERRED SECURITIES
INCOME FUND

       The undersigned, being a majority of the Trustees of Nuveen Preferred Securities Income
Fund (the Trust ), acting pursuant to the authority granted to the Trustees under Article
XIII, Section 4(ii) of the Declaration of Trust made on the 24th day of June 2002 by the Trustees thereunder (as amended from time to time, the
 Declaration ), do hereby amend the Declaration, effective as of the 29th day of September 2017, as follows:

      1.	Section 1 of Article I of the Declaration
      is amended to read in its entirety as follows:

Section 1.	Name.  This Trust shall be known as
the Nuveen Preferred & Income Securities Fund, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

         All references to the name of the Trust in the Declaration are hereby amended accordingly.

	2.	Except as amended hereby, the
Declaration remains in full force and effect.


      IN WITNESS WHEREOF, the
      undersigned, being a majority of the
      Trustees of the Trust, have executed this instrument as of this 1st day of September, 2017.

__/s/ Margo L. Cook
Margo L. Cook,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Jack B. Evans
Jack B. Evans,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ William C. Hunter
William C. Hunter,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

 __/s/ David J. Kundert
David J. Kundert,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

___/s/ Albin F. Moschner
Albin F. Moschner
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ John K. Nelson
John K. Nelson,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606





__/s/ William J. Schneider
William J. Schneider,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Judith M. Stockdale
Judith M. Stockdale,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Carole E. Stone
Carole E. Stone,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Terence J. Toth
Terence J. Toth,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Margaret L. Wolff
Margaret L. Wolff,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Robert L. Young __
Robert L. Young,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

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